CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (THREE OPTIONS HERE: CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL
RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT
AFFECTS THE FUND(S) AND YOUR INVESTMENT IN IT.   I AM CALLING YOU TO
ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (THREE OPTIONS HERE: CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL
RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO) PROXY MATERIAL? THE PACKAGE WAS DATED MID-JULY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x 9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 17th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON SEPTEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-843-3001, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (THREE OPTIONS HERE: CAPITAL
RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-843-3001. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/ her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-843-3001.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 843-3001. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and  the last 4 digits of his/her social security
number.   Record the shareholder's vote on the proposal.
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN." (THREE OPTIONS):
CAPITAL RESERVES: MONEY MARKET PORTFOLIO
 THE PROPOSAL IS "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN MONEY MARKET PORTFOLIO AND PRIME FUND, A FUND OF NEWBURY STREET TRUST." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
THE PROPOSAL IS "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN U.S. GOVERNMENT PORTFOLIO AND TREASURY FUND, A FUND OF NEWBURY STREET TRUST." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
THE PROPOSAL IS "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN MUNICIPAL MONEY MARKET PORTFOLIO AND TAX-EXEMPT FUND, A FUND OF NEWBURY STREET TRUST." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 9TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (THREE OPTIONS HERE: CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL
RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND(S) AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (THREE OPTIONS HERE: CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO, CAPITAL
RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY CLIENT SERVICES AT 1-800-843-3001. THANK YOU FOR YOUR TIME.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
CAPITAL RESERVES: MONEY MARKET PORTFOLIO
(solid bullet) (solid bullet)To approve an Agreement and Plan of Reorganization between Money Market Portfolio and Prime Fund, a fund of Newbury Street Trust.
 (solid bullet)
 (solid bullet)CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
(solid bullet) (solid bullet)To approve an Agreement and Plan of Reorganization between U.S. Government Portfolio and Treasury Fund, a fund of Newbury Street Trust.
 (solid bullet)
 (solid bullet)CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
(solid bullet) (solid bullet)To approve an Agreement and Plan of Reorganization between Municipal Money Market Portfolio and Tax-Exempt Fund, a fund of Newbury Street Trust.
Q. WHY ARE CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO AND CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO EACH PROPOSING TO ADOPT AN AGREEMENT AND PLAN OF REORGANIZATION?
A. The proposal is to merge the existing Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, and Capital
Reserves: Municipal Money Market Portfolio into a newly-created class - Capital Reserves Class - of Prime Fund, Treasury Fund, and Tax-Exempt Fund, all larger money market funds also managed by Fidelity Management & Research Company (FMR). FMR is presenting similar proposals to all of the Capital Reserves Portfolios it manages. Merging the funds will help FMR manage your money more efficiently.

 If the proposals are approved, you will pay lower costs for your investment - total fund expenses of 0.90% per year, instead of 0.99% per year. (These expenses are based on voluntary expense limits agreed to by FMR. They could change in the future, whether or not the Reorganization takes place.)
Q. WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO ONCE THE REORGANIZATION OCCURS?
A. Tax-Exempt Fund: Capital Reserves Class is designed to be similar to Capital Reserves: Municipal Money Market Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
 Tax-Exempt Fund has slightly different investment policies than Capital
Reserves: Municipal Money Market Portfolio. Municipal Money Market Portfolio may invest up to 100% of its assets in securities whose interest is a tax preference item for purposes of the federal alternative minimum tax, or AMT. Tax-Exempt Fund does not invest in AMT securities. AMT securities generally pay higher yields than municipal securities that are fully tax-exempt, but increase the tax liability for some investors. Not investing in AMT securities will negatively impact Tax-Exempt Fund: Capital Reserves Class's yield - approximately 0.03% - 0.08% per year compared to Municipal Money Market Portfolio. However, this impact should be offset by the 0.09% expense reduction if the Reorganization is approved.
Q. WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: MONEY MARKET PORTFOLIO ONCE THE REORGANIZATION OCCURS?
A. Prime Fund: Capital Reserves Class is designed to be similar to Capital
Reserves: Money Market Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
Prime Fund has slightly different investment policies than Capital
Reserves: Money Market Portfolio. Prime Fund is rated AAAm and Aaa by Standard & Poor's and Moody's Investors Service, respectively. These ratings prohibit the fund from investing in any second tier and split rated securities, and limits the fund's weighted average maturity to 60 days. Money Market Portfolio is not a rated fund, and can therefore invest up to 5% of its net assets in second tier securities, and can purchase split rated securities.
Q. WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO ONCE THE REORGANIZATION OCCURS?
A. Treasury Fund: Capital Reserves Class is designed to be similar to Capital Reserves: U.S. Government Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
Treasury Fund has slightly different investment policies than Capital
Reserves: U.S. Government Portfolio. U.S. Government Portfolio may invest in U.S. Government securities that are backed by the full faith and credit of the United States and in repurchase agreements backed by these securities. Treasury Fund invests only in U.S. Treasury securities and in repurchase agreements backed by these securities. Although U.S. Government Portfolio is permitted to invest in U.S. Government securities other than U.S. Treasury securities, it currently does not own, or does not anticipate purchasing, any securities that would be considered ineligible for Treasury Fund. Its portfolio holdings are therefore substantially similar, and will not materially change when the reorganization occurs.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of each fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001.